COLUMBIA GREATER CHINA FUND
                                       (the "Fund")

                        SERIES OF COLUMBIA FUNDS SERIES TRUST I

                    Supplement to the Statement of Additional Information
                                   dated January 1, 2007


     In the section entitled "ORGANIZATION AND HISTORY" the first paragraph is revised and replaced in its entirety with the following disclosure:

             The Trust is a Massachusetts business trust organized in 1987. The Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. The Fund is a non-diversified series of the Trust, and represents the entire interest in a separate series of the Trust. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company.
















INT-50/130988-0507                                           May 2, 2007